UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 23, 2015 (July 21, 2015)

RTI INTERNATIONAL METALS, INC.

(Exact name of Registrant as specified in its charter)

Ohio	001-14437	51-2115953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Westpointe Corporate Center One, 5th Floor

1550 Coraopolis Heights Road

Pittsburgh, Pennsylvania

(Address of principal executive offices) (Zip Code)

(412) 893-0026

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 23, 2015, RTI International Metals, Inc. (“RTI”) completed its previously announced merger with a wholly owned subsidiary of Alcoa Inc. (“Alcoa”) pursuant to the Agreement and Plan of Merger, dated as of March 8, 2015 (the “Merger Agreement”), by and among RTI, Alcoa and Ranger Ohio Corporation, a direct wholly owned subsidiary of Alcoa (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into RTI (the “Merger”), with RTI continuing as the Surviving Corporation in the merger (the “Surviving Corporation”) and as a wholly owned subsidiary of Alcoa.

At the effective time of the Merger, each share of common stock, par value $0.01 per share, of RTI (the “RTI Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than RTI Shares owned or held in treasury by RTI or owned by Alcoa, Merger Sub or any direct or indirect wholly owned subsidiary of Alcoa) was automatically converted into the right to receive 2.8315 shares of common stock, par value $1.00 per share, of Alcoa, subject to cash adjustments in lieu of fractional shares.

The description herein of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 23, 2015, in connection with the completion of the Merger, RTI notified the New York Stock Exchange (the “NYSE”) that trading in the RTI Shares should be suspended and the listing of the RTI Shares on the NYSE should be removed. In addition, RTI requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister the RTI Shares under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). On July 23, 2015, the NYSE informed RTI that it had filed the Form 25 with the SEC. RTI intends to file with the SEC a Form 15 requesting that the reporting obligations of RTI with respect to the RTI Shares under Section 13(a) and 15(b) of the Exchange Act be suspended.

Item 3.03. Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

A change in control of RTI occurred on July 23, 2015, upon the effectiveness of the Certificate of Merger filed with the Secretary of State of the State of Ohio, at which time Merger Sub merged with and into RTI. As a result, RTI became a wholly owned subsidiary of Alcoa, with Alcoa owning all of RTI’s common stock as the common stock of the Surviving Corporation. The information set forth under Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each then-current director of RTI, Daniel I. Booker, Ronald L. Gallatin, Robert M. Hernandez, David P. Hess, Dawne S. Hickton, Edith E. Holiday, Jerry Howard, James A. Williams and Arthur B. Winkleblack (together, the “Former Directors”), was removed and the directors of Merger Sub immediately prior to the effective time of the Merger, Edwin P. Drake and Max W. Laun, became the directors of the Surviving Corporation. Information on the positions held by the Former Directors on any committee of the board of directors of the Company at the time of the Former Directors’ removal is set forth under the caption “Board Committees” in RTI’s Definitive Proxy Statement/Prospectus filed with the SEC on June 19, 2015 and is incorporated herein by reference.

In connection with the Merger and pursuant to the Merger Agreement, the officers of Merger Sub immediately prior to the effective time of the Merger became the initial officers of the Surviving Corporation. As of July 23, 2015, Max W. Laun became the President, Peter Hong became the Vice President and Treasurer and Edwin P. Drake became the Vice President and Secretary of the Surviving Corporation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, on July 23, 2015, the Merger occurred, and the separate existence of Merger Sub ceased, with RTI continuing as the Surviving Corporation. As of the effective time of the Merger, the articles of incorporation of the Surviving Corporation were amended and restated in their entirety to be identical to the articles of incorporation of the Merger Sub (except as to the name of the Surviving Corporation, which is RTI International Metals, Inc.), and the code of regulations of the Surviving Corporation were amended and restated in their entirety to be identical to the code of regulations of Merger Sub (except as to the name of the Surviving Corporation, which is RTI International Metals, Inc., and certain provisions therein regarding indemnification).

The articles of incorporation and the code of regulations of the Surviving Corporation are attached hereto as Exhibit 3.1 and Exhibit 3.2 respectively and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 21, 2015, RTI held its annual meeting of shareholders (the “Annual Meeting”). In respect of the Annual Meeting, RTI filed a Definitive Proxy Statement/Prospectus with the SEC on June 19, 2015.

As of the close of business on June 2, 2015, the record date for the Annual Meeting, 30,800,913 shares of RTI common stock were entitled to vote at the Annual Meeting. A quorum of 27,796,358 shares of RTI common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set forth below.

1. Proposal to adopt the Merger Agreement, pursuant to which Merger Sub would merge with and into RTI and RTI will become a wholly owned subsidiary of Alcoa. The proposal to adopt the Merger Agreement received the affirmative vote of approximately 85% of the outstanding shares of common stock entitled to vote at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
26,153,937	44,440	172,442	1,425,539

2. Election of the nine directors nominated by RTI’s board of directors. The following nine directors were nominated.

Nominee	For	Withheld	Broker Non-Votes
Daniel I. Booker	25,483,368	887,451	1,425,539
Ronald L. Gallatin	25,483,499	887,320	1,425,539
Robert M. Hernandez	25,305,581	1,065,238	1,425,539
David P. Hess	25,536,022	834,797	1,425,539
Dawne S. Hickton	25,417,438	953,381	1,425,539
Edith E. Holiday	24,282,236	2,088,583	1,425,539
Jerry Howard	25,534,807	836,012	1,425,539
James A. Williams	25,535,234	835,585	1,425,539
Arthur B. Winkleblack	25,535,387	835,432	1,425,539

3. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as RTI’s independent registered public accounting firm for 2015. The appointment of PricewaterhouseCoopers LLP was ratified by approximately 97% of the votes cast.

For	Against	Abstain	Broker Non-Votes
26,888,881	118,512	788,965	0

4. A non-binding advisory vote to approve the compensation of RTI’s named executive officers, as disclosed in RTI’s Definitive Proxy Statement/Prospectus. The compensation of RTI’s named executive officers received the affirmative vote of approximately 95% of the votes cast.

For	Against	Abstain	Broker Non-Votes
24,948,018	618,136	804,665	1,425,539

5. A non-binding advisory vote to approve compensation that RTI’s named executive officers may receive in connection with the merger pursuant to existing agreements or arrangements with RTI. The compensation of RTI’s named executive officers in connection with the merger received the affirmative vote of approximately 60% of the votes cast.

For	Against	Abstain	Broker Non-Votes
15,772,895	9,620,782	977,142	1,425,539

6. A proposal to approve the adjourn the Annual Meeting, if necessary and appropriate, to solicit additional proxies in favor of the approval of the merger agreement. The proposal to approve the adjournment of the Annual Meeting, if necessary and appropriate, received the affirmative vote of approximately 94% of the votes cast. The Annual Meeting did not require adjournment.

For	Against	Abstain	Broker Non-Votes
24,821,856	1,377,177	171,786	1,425,539

Item 7.01. Regulation FD Disclosure.

On July 21, 2015, RTI issued a press release announcing the results of the shareholder vote at the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On July 23, 2015, Alcoa issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being “furnished” to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, the information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing made by RTI under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

The following exhibits are filed as part of this report:

2.1	Agreement and Plan of Merger, dated March 8, 2015, by and among RTI International Metals, Inc., Alcoa Inc. and Ranger Ohio Corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on March 9, 2015 and incorporated herein by reference).

3.1	Articles of Incorporation of RTI International Metals, Inc. as the Surviving Corporation, effective July 23, 2015.

3.2	Amended and Restated Code of Regulations of RTI International Metals, Inc. as the Surviving Corporation, effective July 23, 2015.

The following exhibits are furnished as part of this report:

99.1	Press Release of RTI International Metals, Inc., dated July 21, 2015.

99.2	Press Release of Alcoa Inc., dated July 23, 2015.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to RTI and Alcoa, the management of either such company or the proposed transaction between RTI and Alcoa, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. This document speaks only as of its date, and RTI and Alcoa undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and the risks that are described from time to time in RTI’s and Alcoa’s respective reports filed with the SEC, including RTI’s annual report on Form 10-K for the year ended December 31, 2014 and quarterly report on Form 10-Q for the quarter ended March 31, 2015, and Alcoa’s annual report on Form 10-K for the year ended December 31, 2014 and quarterly reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015, in each case, as such reports may have been amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

Date: July 23, 2015	By:	/s/ Max W. Laun
Name: Max W. Laun
Title: President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated March 8, 2015, by and among RTI International Metals, Inc., Alcoa Inc. and Ranger Ohio Corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on March 9, 2015 and incorporated herein by reference).

3.1	Articles of Incorporation of RTI International Metals, Inc. as the Surviving Corporation, effective July 23, 2015.

3.2	Amended and Restated Code of Regulations of RTI International Metals, Inc. as the Surviving Corporation, effective July 23, 2015.

99.1	Press Release of RTI International Metals, Inc., dated July 21, 2015.

99.2	Press Release of Alcoa Inc., dated July 23, 2015.